Exhibit 16.1


           [Letterhead of Rosen Seymour Shapss Martin & Company LLP]



                                                   September 19, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


                         Re:      KSW, Inc.
                                  File No. 0-27290
                                  ----------------

Commissioners:

We have read the statements which we understand KSW, Inc. will include under
Item 4 of Form 8-K that the Company will file with the Commission regarding the recent change of auditors. We agree with the statements concerning Rosen Seymour Shapss Martin & Company LLP. We have no basis to agree or disagree with other statements made under Item 4.




                                  /s/Rosen Seymour Shapss Martin & Company LLP
                                  ---------------------------------------------
                                  Rosen Seymour Shapss Martin & Company LLP